Summary Prospectus March 1, 2017, as supplemented December 7, 2017

JPMorgan International Equity Income Fund

Class/Ticker:     A/JEIAX     C/JEICX     I/JEISX*

*	Formerly, Select Class Shares.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2017, as supplemented, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 114 and in “Financial Intermediary-Specific Sales Charge Waivers in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.57	0.59	0.57
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.32	0.34	0.32
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.53	2.05	1.28
Fee Waivers and Expense Reimbursements[2]	(0.58)	(0.60)	(0.58)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.95	1.45	0.70

1	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the combination of sub-transfer agency expenses into “Shareholder Service Fees” effective 4/3/17.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.95%, 1.45% and 0.70% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/19, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 10/31/19 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	617	872	1,208	2,156
CLASS C SHARES ($)	248	523	989	2,280
CLASS I SHARES ($)	72	288	588	1,440

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	617	872	1,208	2,156
CLASS C SHARES ($)	148	523	989	2,280
CLASS I SHARES ($)	72	288	588	1,440

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American

Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to coun-

tries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income. Given the historically low interest rate environment, risks associated with rising rates are heightened.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares (formerly Select Class Shares) has varied from year to year for the past five calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	8.28%
Worst Quarter	3rd quarter, 2015	–7.17%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Life of Fund (since 2/28/11)
CLASS I SHARES
Return Before Taxes	(0.38)%	6.78%	3.79%
Return After Taxes on Distributions	(0.96)	5.93	3.00
Return After Taxes on Distributions and Sale of Fund Shares	0.73	5.55	3.14
CLASS A SHARES
Return Before Taxes	(5.97)	5.35	2.55
CLASS C SHARES
Return Before Taxes	(2.25)	5.94	2.97
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	1.00	6.53	2.28
LIPPER INTERNATIONAL EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	0.86	N/A	N/A

After-tax returns are shown for only the Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Davidson	2014	Managing Director
Gerd Woort-Menker*	2011	Managing Director
Georgina Perceval Maxwell	2016	Managing Director

*	Effective April 1, 2017, Mr. Woort-Menker will no longer be involved in the management of the Fund.

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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